Exhibit 99.1

RESOURCE

RESOURCE REIT, INC.

SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION

Q3 2021

November 19, 2021

The Estates at Johns Creek, GA

81 Fifty at West Hills, OR

The Palmer at Las Colinas, TX

RESOURCE REIT, INC.

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Presentation of Operating Data and Financial Information	4

Third Quarter 2021 Financial Results	6

Consolidated Balance Sheets – As reported on Form 10-Q (filed November 12, 2021)	11

Consolidated Statements of Operations – As reported on Form 10-Q (filed November 12, 2021)	12

Supplemental and Combined Consolidated Statements of Operations	13

Supplemental and Combined Financial & Operating Highlights	14

Supplemental and Combined FFO & Core FFO Reconciliation	15

Supplemental and Combined Adjusted EBITDA Reconciliation and Interest Coverage Ratio	16

Supplemental and Combined Same Store Portfolio Net Operating Income Reconciliation	17

Supplemental and Combined Same Store Portfolio Net Operating Income by State Three Months Ended September 30, 2021 and 2020	18

Supplemental and Combined Same Store Portfolio Net Operating Income by State Nine Months Ended September 30, 2021 and 2020	19

Supplemental Portfolio Information	20

Supplemental Mortgage Notes Payable Summary Information	21

Supplemental Debt Summary	22

Supplemental Debt Covenants and Encumbered Asset Information	23

Supplemental and Combined Capital Analysis	24

Supplemental and Combined Capital Expenditures	25

Non-GAAP Financial Measures and Other Definitions	26

RESOURCE REIT, INC.

Resource REIT, Inc.

September 30, 2021

Company Information:

Resource REIT, Inc. (“RRE” or the “Company”) is a real estate investment trust that owns and operates multifamily apartment properties across the United States. RRE’s targeted portfolio consists primarily of suburban “Class B” multifamily assets in highly desirable submarkets of growth-oriented MSAs. After the acquisition of a new multifamily apartment property, the Company often seeks to invest additional capital in the property to enhance its marketability and value (properties receiving additional capital are referred to herein as “value add properties”). In addition, the Company may invest in other real estate assets or debt secured by real estate assets. The Company continually monitors the composition and performance of its portfolio of optimized, renovated properties and pursues sales opportunities that will maximize returns for stockholders. More information may be found on the Company’s website at www.resourcereit.com, under the “Investor Relations” tab.

Corporate Headquarters

1845 Walnut Street, 17th Floor

Philadelphia, PA 19103

212 546-5005

RESOURCE REIT, INC.

Forward-Looking Statements

This supplement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expects,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will” and “would” or the negative of these terms or other comparable terminology. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company’s subsequent reports filed with the Securities and Exchange Commission, including the continuing adverse effect of the current pandemic of the novel coronavirus (“COVID-19”) on the financial condition, results of operations, cash flows and performance of the Company, its tenants and the real estate market, global economy and financial markets generally. See “COVID-19 Pandemic” below. Actual results may differ materially from those contemplated by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances after the date of this supplement, except as may be required under applicable law.

Presentation of Operating Data and Financial Information

On January 28, 2021, Resource Real Estate Opportunity REIT, Inc. (“REIT I”), Resource Real Estate Opportunity REIT II, Inc. (“REIT II”) and Resource Apartment REIT III, Inc. (“REIT III”) completed the mergers described in Note 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (collectively, the “Merger”). In the Merger, the Company (f/k/a REIT II) was the legal acquirer and REIT I was the accounting acquirer for financial reporting purposes.

Historical Financial Results

The Company’s historical unaudited Consolidated Balance Sheets as of September 30, 2021 and December 31, 2020 and Consolidated Statements of Operations for the three and nine months ended September 30, 2021 and 2020 (all as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021) included herein present the actual financial condition and results of operations for REIT I prior to the Merger closing on January 28, 2021 and the combined entity for periods after the Merger closing. For this reason, the historical period to period comparisons may not be meaningful as the Merger represents a significant business combination for the Company.

Supplemental and Combined Financial Results

The Company’s “supplemental” unaudited financial information included herein presents: (i) the Company’s actual financial condition as of March 31, 2021, June 30, 2021 and September 30, 2021 and (ii) supplemental results of operations for the Company for the three months ended March 31, 2021 and June 30, 2021 and the three and nine months ended September 30, 2021, as if the Merger occurred on January 1, 2021. The Company’s “combined” unaudited financial information included herein presents the combined financial condition and results of operations for REIT I, REIT II and REIT III as of and for the three and nine months ended September 30, 2020 (as aggregated from the information reported in their respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 2020). The information in this supplement has been prepared to give effect to the Merger as if it occurred on January 1, 2021, such that for the period from January 1, 2021 through January 28, 2021, the actual results of operations for REIT II and REIT III have been combined with the actual results of operations for REIT I during the period immediately prior to the Merger, depreciation and amortization and amortization of fair value adjustments related to assumed debt at the Merger have been adjusted to

RESOURCE REIT, INC.

reflect the Merger as of January 1, 2021, and the information for the period after January 28, 2021 reflects the actual results of the combined company. The information in this supplement does not reflect pro forma financial statements as prepared in compliance with Article 11 of Regulation S-X as it does not reflect the Merger as of the earliest date reported (January 1, 2020). The combined information for periods during 2020 is presented on a combined basis whereby the combined financial condition and results of operations for REIT I, REIT II and REIT III have been aggregated based upon the financial information reported by each respective company in its Quarterly Report on Form 10-Q for those periods, adjusted for the removal of related party revenue and expense between the parties which eliminates upon consolidation. Management believes the supplemental and combined period to period comparisons may be more meaningful to investors as it presents financial information for all three companies which merged into the Company.

RESOURCE REIT, INC.

Resource REIT, Inc.

Third Quarter 2021 Financial Results

Operating Data and Financial Results

Third Quarter Highlights

•

Net loss attributable to common stockholders of ($6.1) million, or ($0.04) per common share-diluted, for the three months ended September 30, 2021, as compared to a net loss attributable to common stockholders of ($7.7) million, or ($0.09) per common share-diluted, for the three months ended September 30, 2020.

•	Total rental income increased 89% to $63.0 million for the three months ended September 30, 2021, as compared to $33.3 million for the three months ended September 30, 2020.

•	Redeemed $67.5 million of 7% participating Preferred OP Units on September 14, 2021.

•	Quarterly dividend of $0.07 per share of common stock paid on September 30, 2021.

Key Financial Measures

•	The table below sets forth the Company’s net loss attributable to common stockholders, FFO and Core FFO, each on a per share basis, for the three and nine months ended September 30, 2021 and 2020:

	Three Months Ended		Nine Months Ended

Per Share	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

Net loss - diluted	$(0.04)	$(0.09)	$(0.11)	$(0.27)
FFO - diluted	$0.10	$0.06	$0.20	$0.18
Core FFO - diluted	$0.12	$0.08	$0.32	$0.22

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of capitalized terms. Definitions of non-GAAP financial measures, including FFO and Core FFO, are included together with reconciliations of such measures to the Consolidated Statements of Operations.

Supplemental and Combined Operating Data and Financial Results

Results below are presented on a supplemental basis for the three months ended March 31, 2021 and June 30, 2021 and the three and nine months ended September 30, 2021, as if the Merger occurred on January 1, 2021, and a combined basis for the three and nine months ended September 30, 2020:

Financial Results

•

Supplemental net loss attributable to common stockholders of ($5.3) million, or ($0.03) per common share-diluted, for the three months ended September 30, 2021, as compared to a combined net loss attributable to common stockholders of ($19.8) million, or ($0.13) per common share-diluted, for the three months ended September 30, 2020.

•

Supplemental FFO increased 242% to $16.9 million, or $0.11 per common share-diluted, for the three months ended September 30, 2021, as compared to combined FFO of $5.0 million, or $0.03 per common share-diluted, for the three months ended September 30, 2020.

•

Supplemental Core FFO increased 73% to $18.6 million, or $0.12 per common share-diluted, for the three months ended September 30, 2021, as compared to combined Core FFO of $10.7 million, or $0.07 per common share-diluted, for the three months ended September 30, 2020.

RESOURCE REIT, INC.

•

Supplemental Adjusted EBITDA increased 36% to $29.9 million for the three months ended September 30, 2021, as compared to a combined Adjusted EBITDA of $21.9 million for the three months ended September 30, 2020.

Portfolio Performance

•

Supplemental Rental income grew 5.0% to $63.0 million for the three months ended September 30, 2021, as compared to combined rental income of $59.9 million for the three months ended September 30, 2020.

•

Supplemental Same Store NOI before property management fees increased 18.2% to $37.3 million for the three months ended September 30, 2021, as compared to combined Same Store NOI before property management fees of $31.6 million for the three months ended September 30, 2020.

•

Supplemental Same Store property operating margin before property management fees improved 560 basis points to 59.2% for the three months ended September 30, 2021, as compared to a combined Same Store property operating margin before property management fees of 53.6% for the three months ended September 30, 2020.

•

Supplemental Portfolio occupancy increased 170 basis points to 95.1% and supplemental portfolio average rent increased 6.5% to $1,369 for the three months ended September 30, 2021, as compared to combined results of 93.4% portfolio occupancy and portfolio average rent of $1,286, respectively, for the three months ended September 30, 2020.

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of capitalized terms. Definitions of non-GAAP financial measures, including FFO and Core FFO, are included together with reconciliations of such measures to the Consolidated Statements of Operations.

RESOURCE REIT, INC.

Same Store Property Operating Results

The table below reflects supplemental Same Store property results for the three months ended June 30, 2021 and the three and nine months ended September 30, 2021 and combined Same Store property results for the three and nine months ended September 30, 2020:

(Dollars in thousands, except rent per unit)	Three Months Ended			Nine Months Ended			Three Months Ended
	Sept 30, 2021	Sept 30, 2020	Variance	Sept 30, 2021	Sept 30, 2020	Variance	June 30, 2021

Operating Results:

Rental income (1)	$62,934	$58,833	7.0%	$183,879	$175,965	4.5%	$61,002

Property operating expenses (1)	25,649	27,279	-6.0%	77,343	76,915	0.6%	25,782

Net operating income (“NOI”) before property management fees (2)	37,285	31,554	18.2%	106,536	99,050	7.6%	35,220
Property management fees	1,696	2,369	-28.4%	4,958	7,564	-34.5%	1,650

Net operating income after property management fees (2)	35,589	29,185	21.9%	101,578	91,486	11.0%	33,570
Average Occupancy	95.1%	93.4%	1.7%	95.0%	92.9%	2.1%	95.2%
Net effective rent per occupied unit	$1,369	$1,293	5.9%	$1,339	$1,301	3.0%	$1,334
NOI Margin before property management fees (%)	59.2%	53.6%	5.6%	57.9%	56.3%	1.6%	57.7%
NOI Margin after property management fees (%)	56.5%	49.6%	6.9%	55.2%	52.0%	3.2%	55.0%

(1) Excludes activity for Non-Same Store properties.

(2) Same Store portfolio consists of 49 properties, which represent 14,643 units, for the three months ended June 30, 2021 and three and nine months ended September 30, 2021 and 2020, respectively.

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of non-GAAP financial measures, including NOI.

COVID-19 Pandemic

One of the most significant risks and uncertainties facing the Company and the real estate industry generally continues to be the effect of the ongoing public health crisis of the novel coronavirus disease (“COVID-19”) pandemic. The Company continues to closely monitor the impact of the COVID-19 pandemic on all aspects of its business, including how the pandemic is impacting its tenants. The Company did not incur significant disruptions from the COVID-19 pandemic during the three and nine months ended September 30, 2021; however, a small percentage of its tenants requested a rent deferral as a result of the pandemic. The Company evaluates each tenant rent deferral request on an individual basis, considering a number of factors. Not all tenant requests have or will ultimately result in modified agreements, nor is the Company forgoing its contractual rights under its lease agreements. There are no executed short-term rent deferral plans outstanding at September 30, 2021.

The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants depends on future developments, which cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures. The Company is unable to predict the ultimate impact that the pandemic will have on its financial condition, results of operations and cash flows due to numerous uncertainties.

RESOURCE REIT, INC.

During the three months ended September 30, 2021, the Company’s net bad debt was $522,000. The table below presents additional details on the supplemental components of bad debt for the three months ended June 30, 2021 and September 30, 2021 and combined components of bad debt for the three months ended September 30, 2020:

Components of Bad Debt (1)	Q3 2021		Q3 2020		Q2 2021
(Dollars in thousands)	Amount	Percentage	Amount	Percentage	Amount	Percentage

Operating Results:
Charge-offs	$773	1.2%	$445	0.7%	$557	0.9%
Bad Debt Recoveries	(200)	-0.3%	(170)	-0.3%	(233)	-0.4%
Provision for bad debt	(51)	-0.1%	725	1.2%	584	0.9%

Net bad debt	522	0.8%	1,000	1.6%	908	1.4%

(1) Percentages are a percentage of total rental income. Bad Debt is recorded as a reduction to rental income in our consolidated statements of operations.

Portfolio Operating Statistics

The table below reflects the supplemental Portfolio Operating Statistics for the three months ended June 30, 2021 and September 30, 2021 and combined Portfolio Operating Statistics for the three months ended September 30, 2020:

(Dollars in thousands, except rent per unit)	Q3 2021	Q3 2020	Q2 2021

Rental income	$62,961	$59,947	$62,105
Property operating expenses	25,640	27,782	26,345

Net operating income before property management fees	37,321	32,165	35,760
Property management fees	1,696	2,415	1,679

Net operating income after property management fees	35,625	29,750	34,081
NOI Margin before property management fees (%)	59.3%	53.7%	57.6%
NOI Margin after property management fees (%)	56.6%	49.6%	54.9%
Collections - 30 day	95.3%	98.6%	95.6%
Total rent collected, as a percentage of rent billed (1)	96.6%	N/A	98.1%
Average occupancy	95.1%	93.5%	95.2%
Net effective rent per occupied unit	$1,369	$1,286	$1,325
Resident retention rate	57.6%	54.4%	51.7%

(1) Includes rents collected for all periods presented through September 30, 2021.

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of non-GAAP financial measures, including NOI.

Disposition Activity

During the three months ended September 30, 2021, the Company entered into agreements to sell four properties, The Retreat at Rocky Ridge, Tech Center Square, The Brookwood and Pines of York. The Company completed the sale of each of these properties in October / November 2021 and received gross sale proceeds totaling $152.4 million. These rental properties represented 936 units with locations in Birmingham, Alabama, Newport News, VA, Homewood, AL and Yorktown, VA. The Company expects to recognize a gain on sale from these transactions during the quarter ended December 31, 2021.

In October 2021, the Company entered into agreements to sell Maxwell Townhomes, located in San Antonio, Texas and The Bryant at Yorba Linda, located in Yorba Linda, California. The Company expects both transactions to close in the first quarter of 2022 and to recognize a gain on sale.

RESOURCE REIT, INC.

Financial Liquidity

As of September 30, 2021, the Company had a total liquidity position of approximately $188.1 million, which includes $107.2 million of unrestricted cash and $80.9 million of additional capacity under the Company’s secured revolving credit facility.

Capital Expenditures – Supplemental (Same Store)

For the three months ended September 30, 2021, recurring capital expenditures were $2.4 million, or $162 per unit, non-recurring capital expenditures were $890,000, or $61 per unit, and value-add capital expenditures were $1.2 million, or $80 per unit. For the nine months ended September 30, 2021, recurring capital expenditures were $4.4 million, or $301 per unit, non-recurring capital expenditures were $4.5 million, or $305 per unit, and value-add capital expenditures were $2.3 million, or $159 per unit.

Distributions

On September 23, 2021, the Company’s Board of Directors declared a cash distribution of $0.07 per share for the third quarter of 2021, which was paid on September 30, 2021 to stockholders of record at the close of business on September 29, 2021.

Selected Financial Information

See the tables on the following pages for selected financial information for Resource REIT, Inc.

RESOURCE REIT, INC.

The following tables present the historical financial statements reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (filed November 12, 2021):

Resource REIT, Inc.

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2021	December 31, 2020
	(unaudited)

ASSETS

Investments:

Rental properties, net	$2,039,963	$897,975

Identified intangible assets, net	—	5

Assets held for sale - rental properties	75,215	—

Total investments	2,115,178	897,980

Cash	107,224	70,015

Restricted cash	19,976	14,769

Subtotal- cash and restricted cash	127,200	84,784

Due from related parties	—	2,763

Tenant receivables, net of allowance of $2,259 and $774, respectively	974	516

Prepaid expenses and other assets	10,192	6,000

Goodwill	154,667	154,935

Operating lease right-of-use assets	2,726	3,180
Total assets	$2,410,937	$1,150,158

LIABILITIES AND EQUITY

Liabilities:

Mortgage notes payable, net	$1,550,464	$825,986

Accounts payable and accrued expenses	21,078	12,677

Accrued real estate taxes	20,759	7,370

Due to related parties	—	20,245

Tenant prepayments	2,227	1,210

Security deposits	5,201	2,860

Operating lease liabilities	2,761	3,190
Total liabilities	$1,602,490	$873,538

Equity:

Preferred stock, par value $.01; 10,000,000 shares authorized, none issued	—	—

Common stock, par value $.01; 1,000,000,000 shares authorized; 165,636,606 and 86,075,442 shares issued and outstanding (including 1,055,589 and 790,272 of unvested restricted shares, respectively)	1,656	861

Convertible stock; par value $.01; 50,000 shares authorized; 50,000 and 49,935 shares issued and outstanding, respectively	1	1

Additional paid-in capital	1,326,572	618,074

Accumulated other comprehensive income (loss)	(111)	(391)

Accumulated deficit	(519,671)	(469,736)

Total stockholders’ equity	808,447	148,809

Noncontrolling interest	—	127,811

Total equity	808,447	276,620

Total liabilities and equity	$2,410,937	$1,150,158

RESOURCE REIT, INC.

Resource REIT, INC.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2021	2020	2021	2020
Revenues:
Rental income	$62,961	$33,258	$178,466	$99,625
Property management fee income - related parties	—	289	342	289
Asset management fee income - related parties	—	702	833	702
Other revenue	—	—	37	—
Total revenues	62,961	34,249	179,678	100,616
Expenses:
Property operating expenses	17,013	10,652	48,824	28,911
Real estate taxes	7,292	4,033	22,477	12,864
Acquisition costs	—	—	—	113
Property management fees - third party	1,696	392	5,017	392
Property management fees- related party	—	1,124	—	4,071
Asset Management fees - related party	—	2,335	—	8,518
Transaction costs	—	1,849	—	1,849
Casualty loss	454	18	1,372	221
General and administrative- Property related	1,335	954	3,982	2,640
General and administrative- Corporate	5,207	1,972	18,454	5,332
Loss on disposal of assets	188	142	606	363
Depreciation and amortization expense	24,128	12,760	75,178	38,927
Total expenses	57,313	36,231	175,910	104,201
Income (loss) before other income (expense)	5,648	(1,982)	3,768	(3,585)
Other income (expense):
Interest expense	(10,774)	(5,632)	(36,204)	(19,772)
Interest income	—	42	21	141
Gain on sale of rental property	—	—	18,734	—
Gain on sale of land easement	—	20	—	310
Insurance proceeds in excess of cost basis	80	3	241	39
Total other income (expense)	(10,694)	(5,567)	(17,208)	(19,282)
Loss before income taxes	(5,046)	(7,549)	(13,440)	(22,867)
Provision for income taxes	—	—	(206)	—
Net loss	$(5,046)	$(7,549)	$(13,646)	$(22,867)
Redemption of preferred OP units	(342)	—	(342)	—
Preferred return to preferred OP unit holders	(921)	(286)	(3,161)	(286)
Net loss after preferred return	(6,309)	(7,835)	(17,149)	(23,153)
Less: Allocation of income to preferred unit holders attributable to noncontrolling interest	47	6	158	6
Less: Net loss attributable to noncontrolling interest	188	171	696	171
Net loss attributable to common stockholders	$(6,074)	$(7,658)	$(16,295)	$(22,976)

Weighted average common shares outstanding- basic	158,320	85,598	150,202	85,533
Weighted average common shares outstanding- diluted	158,320	85,598	150,202	85,533
Net loss per common share- BASIC	$(0.04)	$(0.09)	$(0.11)	$(0.27)

Net loss per common share- DILUTED	$(0.04)	$(0.09)	$(0.11)	$(0.27)

RESOURCE REIT, INC.

The following tables present supplemental results for the three months ended June 30, 2021 and the three and nine months ended September 30, 2021 (as if the Merger occurred on January 1, 2021) and combined results for the three and nine months ended September 30, 2020 (combined results of REIT I, REIT II and REIT III as reported in their respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 2020, adjusted for the removal of related party revenue and expense between the parties which eliminates upon consolidation):

Resource REIT, INC.

Supplemental and Combined Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended June 30,
	2021 (1)	2020 (2)	2021 (1)	2020 (2)	2021 (1)
Revenues:
Rental income	$62,961	$59,947	$186,136	$179,294	$62,105
Other revenue	-	-	37	-	-
Total revenues	62,961	59,947	186,173	179,294	62,105
Expenses:
Property operating expenses	17,013	18,502	50,677	50,078	16,923
Real estate taxes	7,292	7,582	23,567	23,698	7,960
General and administrative - Property related	1,335	1,698	4,137	4,449	1,462
Property operating expenses before property management fees	25,640	27,782	78,381	78,225	26,345
Property management fees - third party	1,696	392	5,017	392	1,679
Property management fees - related party	-	2,023	-	7,317	-
Property operating expenses including property management fees	27,336	30,197	83,398	85,934	28,024
Acquisition costs	-	-	-	113	-
Management fees - related party	-	4,504	-	16,282	-
Transaction costs	-	5,573	7,822	5,573	-
Casualty Loss	454	(412)	1,378	690	618
General and administrative - Corporate	5,207	3,625	18,974	10,657	5,413
Loss on disposal of assets	188	218	614	732	308
Depreciation and amortization expense	23,298	25,030	79,103	75,903	27,302
Total expenses	56,483	68,735	191,289	195,884	61,665
Income (loss) before other income (expense)	6,478	(8,788)	(5,116)	(16,590)	440
Other income (expense):
Interest expense	(10,774)	(10,965)	(37,624)	(37,879)	(10,898)
Interest income	-	55	22	203	6
Gain on sale of rental property	-	-	18,734	530	18,734
Gain on sale of land easement	-	20	-	310	-
Insurance proceeds in excess of cost basis	80	4	241	40	143
Total other income (expense)	(10,694)	(10,886)	(18,627)	(36,796)	7,985
Net (loss) income	(4,216)	(19,674)	(23,743)	(53,386)	8,425
Redemption of preferred OP units	(342)	-	(342)	-	-
Preferred return to preferred OP unit holders	(921)	(286)	(3,161)	(286)	(1,120)
Net (loss) income after preferred return	(5,479)	(19,960)	(27,246)	(53,672)	7,305
Less: Allocation of income to preferred unit holders attributable to noncontrolling interest	47	6	150	6	52
Less: Net loss (income) attributable to noncontrolling interest	157	171	1,054	171	(387)
Net (loss) income attributable to common stockholders	$(5,275)	$(19,783)	$(26,042)	$(53,495)	$6,970

Weighted average common shares outstanding - basic (3)	158,320	157,053	157,263	157,011	156,780
Weighted average common shares outstanding - diluted (3)	158,320	157,053	157,263	157,011	156,822

Net (loss) income per common share - BASIC	$(0.03)	$(0.13)	$(0.17)	$(0.34)	$0.04

Net (loss) income per common share - DILUTED	$(0.03)	$(0.13)	$(0.17)	$(0.34)	$0.04

(1) Assumes merger occurred on January 1, 2021.

(2) Reflects combined results of REIT I, REIT II and REIT III.

(3) Shares have been adjusted for the 2020 periods shown by the same exchange ratio used for the merger of REIT I, REIT II and REIT III.

RESOURCE REIT, INC.

Supplemental and Combined Financial & Operating Highlights

(Dollars in thousands, except per share and rent per unit data)	Three Months Ended

	September 30, 2021	September 30, 2020	June 30, 2021	March, 31 2021
Selected Financial Information
Operating Statistics:
Net income (loss) attributable to common stockholders	$(5,275)	$(19,783)	$6,970	$(27,737)
Net income (loss) per common share - diluted	$(0.03)	$(0.13)	$0.04	$(0.18)
Rental income	$62,961	$59,947	$62,105	$61,070
Property operating expenses	$27,336	$30,197	$28,024	$28,038
Net Operating Income	$35,625	$29,750	$34,081	$33,032
Net Operating Income Margin (%)	56.6%	49.6%	54.9%	54.1%
Adjusted EBITDA	$29,856	$21,894	$27,891	$24,325
Funds From Operations	$16,946	$4,956	$11,578	$(4,766)
FFO per diluted share	$0.11	$0.03	$0.07	$(0.03)
Core Funds From Operations	$18,555	$10,696	$16,206	$15,328
Core FFO per share	$0.12	$0.07	$0.10	$0.10
Core FFO payout ratio (%)	62.4%	0.0%	68.1%	72.0%
Dividends to common shareholders	$11,572	$-	$11,039	$11,029
Dividends to preferred unitholders	$921	$286	$1,120	$1,120
Dividends per share, per quarter (common)	$0.07	$-	$0.07	$0.07
Dividends per share, annualized (common)	$0.28	$-	$0.28	$0.28
Dividend yield on NAV (%) (common)	3.1%	0.0%	3.1%	3.1%
DRIP (%)	23.4%	0.0%	24.2%	22.6%
DRIP shares (1)	314	-	311	289
Shares redeemed (1)	241	-	149	306
Shares redeemed, price	$9.06	$-	$9.06	$9.08
NAV (1), (2)	$1,497,159	$1,425,588	$1,497,159	$1,497,159
NAV, per share (1), (2)	$9.06	$9.12	$9.06	$9.06

Portfolio Data:
Total gross assets	$2,772,916	$2,599,089	$2,833,511	$2,848,794
Mortgages payable, net	$1,550,464	$1,488,331	$1,554,165	$1,582,382
Cash balance	$107,224	$103,846	$174,604	$147,078
Total number of properties	49	50	49	50
Total units	14,643	14,995	14,643	14,995
Collections - 30 day	95.3%	98.6%	95.6%	95.2%
Total rent collected, as a percentage of rent billed (3)	96.6%	N/A	98.1%	98.2%
Average occupancy	95.1%	93.5%	95.2%	94.8%
Net effective rent per occupied unit	$1,369	$1,286	$1,325	$1,307
Resident retention rate	57.6%	54.4%	51.7%	53.3%

Liquidity:
Unrestricted cash	$107,224	$103,846	$174,604	$147,078
Secured line of credit - availability	$80,884	$-	$76,507	$-
Total Liquidity	$188,108	$103,846	$251,111	$147,078

(1) As reported, DRIP shares, shares redeemed and NAV for the three REITs combined, adjusted for the merger exchange ratio.

(2) For September 30 and June 30, 2021 above, NAV information is as of January 28, 2021.

(3) Includes rents collected for all periods presented through September 30, 2021.

RESOURCE REIT, INC.

Supplemental and Combined FFO & Core FFO Reconciliation

(Dollars in thousands, except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended June 30,
	2021	2020	2021	2020	2021
Funds From Operations (FFO):
Net loss attributable to common stockholders	$(5,275)	$(19,783)	$(26,042)	$(53,495)	$6,970
Less: Gain on sale of rental property (1)	-	-	(17,874)	(530)	(17,874)
Plus: Depreciation expense (1)	22,221	24,739	67,674	75,433	22,482
FFO attributable to common stockholders	16,946	4,956	23,758	21,408	11,578
Stock compensation expense (1)	385	2	3,630	2	362
Redemption of preferred units	329	-	329	-	-
Debt prepayment costs (1)	-	-	2,324	-	-
Acquisition fees	-	-	-	113	-
Transaction costs (1)	-	5,531	7,463	5,531	-
Amortization of Intangible Lease Assets (1)	205	2	7,996	181	3,567
Realized loss on change in fair value of interest rate caps (1)	59	35	122	94	13
Debt premium (discount) amortization (1)	(142)	(108)	182	(328)	(151)
Deferring financing costs amortization (1)	413	694	3,198	2,121	385
Casualty losses, net of casualty gains (1)	360	(416)	1,087	650	452
Core FFO attributable to common stockholders	$18,555	$10,696	$50,089	$29,772	$16,206

Basic net loss per common share	$(0.03)	$(0.13)	$(0.17)	$(0.34)	$0.04
Diluted net loss per common share	$(0.03)	$(0.13)	$(0.17)	$(0.34)	$0.04
FFO, per diluted share (2)	$0.11	$0.03	$0.15	$0.14	$0.07
Core FFO per diluted share (2)	$0.12	$0.07	$0.32	$0.19	$0.10
Weighted average shares outstanding - basic	158,320	157,053	157,263	157,011	156,780
Weighted average shares outstanding - diluted (3)	158,404	157,053	157,306	157,011	156,822

(1) Each line item is adjusted to reflect the allocation to the noncontrolling interests for the three and nine months ended September 30, 2021 as follows (in thousands): gain on sale of rental property $0 and $860, depreciation expense of $863 and $3.1 million, stock compensation expense of $15 and $171, redemption of preferred OP units $13 and $13, debt prepayment costs of $0 and $112, transaction costs of $0 and $359, amortization of intangible lease assets of $8 and $383, realized loss on change in fair value of interest rate caps related to extinguishments of $2 and $5, debt premium (discount) amortization of $6 and $10, deferred financing costs amortization of $16 and $150 and casualty losses, net of casualty gains, of $14 and $49.

(2) Calculated using weighted average shares outstanding – diluted.

(3) None of the shares of convertible stock and 602,506 unvested performance based restricted stock awards are included in the diluted earnings per share calculations because the necessary conditions for conversion have not been satisfied as of either September 30, 2021 or 2020. Weighted average shares outstanding – diluted in this table, which was used to calculate FFO per share and Core FFO per share, includes 84,290 and 43,492 weighted average unvested restricted shares outstanding for the three and nine months ended September 30, 2021, however, these restricted shares were excluded from the calculation of diluted net loss per common share – GAAP because their effect would be antidilutive for the three and nine months ended September 30, 2021. Income (loss) attributable to outstanding OP Common and Preferred units issued in the Self-Management Transaction prior to their redemption and or conversion were included in net (income) loss attributable to noncontrolling interest, and therefore, excluded from the calculation of earnings (loss) per common share, basic and diluted, for all periods presented.

RESOURCE REIT, INC.

Supplemental and Combined Adjusted EBITDA Reconciliation and Interest Coverage Ratio

(Dollars in thousands)	Three Months Ended September 30,				Nine Months Ended September 30,				Three Months Ended June 30,
	2021		2020		2021		2020		2021
Adjusted EBITDA:
Net income (loss) attributable to common stockholders	$(5,275)		$(19,783)		$(26,042)		$(53,495)		$6,970
Plus: Allocation of income (loss) to noncontrolling interests	(204)		(177)		(1,204)		(177)		335
Less: Gain on sale of rental property	-		-		(18,734)		(530)		(18,734)
Less; Debt premium (discount) amortization	(148)		(110)		192		(330)		(158)
Plus: Depreciation and amortization expense	23,298		25,030		79,103		75,903		27,302
Plus: Interest expense	10,432		10,337		31,521		35,985		10,638
Plus: Interest expense - preferred unit holders (1)	921		286		3,161		286		1,120
Plus: Deferring financing costs amortization	429		702		3,348		2,129		404
Plus: Realized loss on change in fair value of interest rate caps	61		36		127		95		14
Plus: Debt prepayment costs	-		-		2,436		-		-
Plus: Transaction Costs	-		5,573		7,822		5,573		-
Plus: Redemption of preferred OP units	342		-		342		-		-
Adjusted EBITDA	$29,856		$21,894		$82,072		$65,439		$27,891

Interest Cost:
Interest expense (2)	$11,695		$11,251		$40,785		$38,165		$12,018

INTEREST COVERAGE	2.6	x	1.9	x	2.0	x	1.7	x	2.3	x

(1) Reported as allocation of income to preferred unit holders to noncontrolling interest on Consolidated Statements of Operations.

(2) Includes interest expense paid to Preferred OP Unitholders.

RESOURCE REIT, INC.

Supplemental and Combined Same Store Portfolio Net Operating Income Reconciliation

(Dollars in thousands, except rent per unit)	Three Months Ended September 30,			Nine Months Ended September 30,			Three Months Ended June 30,
	2021	2020	% change	2021	2020	% change	2021
Revenues:
Rental and other property revenue	$62,934	$58,833	7.0%	$183,879	$175,965	4.5%	$61,002
Property Operating Expenses:
Real estate taxes	7,292	7,495	-2.7%	23,409	23,433	-0.1%	7,888
Property insurance	1,263	1,551	-18.6%	4,210	4,492	-6.3%	1,495
Payroll	5,693	5,637	1.0%	16,442	15,874	3.6%	5,409
Utilities	3,735	3,693	1.1%	10,917	10,431	4.7%	3,480
Landscaping	663	676	-1.9%	1,875	1,890	-0.8%	715
Repairs and maintenance	2,740	2,550	7.5%	8,091	7,138	13.4%	2,623
Turnover	1,580	1,699	-7.0%	3,624	3,675	-1.4%	1,127
General and administrative	1,335	1,676	-20.3%	4,084	4,377	-6.7%	1,436
Marketing	631	706	-10.6%	1,858	1,853	0.3%	611
Other expenses	717	1,596	-55.1%	2,833	3,752	-24.5%	998
Total property operating expenses	25,649	27,279	-6.0%	77,343	76,915	0.6%	25,782
Property management fees	1,696	2,369	-28.4%	4,958	7,564	-34.5%	1,650
Same Store net operating income (1)	$35,589	$29,185	21.9%	$101,578	$91,486	11.0%	$33,570

Same Store NOI margin	56.5%	49.6%	6.9%	55.2%	52.0%	3.2%	55.0%
Average occupancy	95.1%	93.4%	1.7%	95.0%	92.9%	2.1%	95.2%
Net effective rent per occupied unit	$1,369	$1,293	5.9%	$1,339	$1,301	3.0%	$1,334
Reconciliation of Same Store net operating income to net income (loss) attributable to common stockholders
Same Store net operating income	35,589	29,185		101,578	91,486		33,570
Non-Same Store net operating income	36	565		1,160	1,874		511
Total NOI	$35,625	$29,750		$102,738	$93,360		$34,081
Other (expense) income:
Casualty loss	(454)	412		(1,378)	(690)		(618)
Acquisition costs	-	-		-	(113)		-
Transaction costs	-	(5,573)		(7,822)	(5,573)		-
Management fees - related party	-	(4,504)		-	(16,282)		-
General and administrative - Corporate	(5,207)	(3,625)		(18,974)	(10,657)		(5,413)
Loss on disposal of assets	(188)	(218)		(614)	(732)		(308)
Depreciation and amortization expense	(23,298)	(25,030)		(79,103)	(75,903)		(27,302)
Interest expense	(10,774)	(10,965)		(37,624)	(37,879)		(10,898)
Interest income	-	55		22	203		6
Gain on sale of rental property	-	-		18,734	530		18,734
Gain on sale of land easement	-	20		-	310		-
Management fee and other income	-	-		37	-		-
Insurance proceeds in excess of cost basis	80	4		241	40		143
Total other expense (income)	(39,841)	(49,424)		(126,481)	(146,746)		(25,656)
Net (loss) income	$(4,216)	$(19,674)		$(23,743)	$(53,386)		$8,425
Redemption of preferred OP units	(342)	-		(342)	-		-
Preferred return to preferred unit holders	(921)	(286)		(3,161)	(286)		(1,120)
Net (loss) income after preferred return	(5,479)	(19,960)		(27,246)	(53,672)		7,305
Less: Allocation of income to preferred unit holders attributable to noncontrolling interest	47	6		150	6		52
Less: Net loss (income) attributable to noncontrolling interest	157	171		1,054	171		(387)
Net (loss) income attributable to common stockholders	$(5,275)	$(19,783)		$(26,042)	$(53,495)		$6,970

(1) Same Store portfolio consists of 49 properties, which represent 14,643 units.

RESOURCE REIT, INC.

Supplemental and Combined Same Store Portfolio Net Operating Income by State

THREE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(Dollars in thousands, except rent per unit)			Rental Income			Property Operating Expenses (1)			Net Operating Income			Average Occupancy			Net Effective Rent Per Occupied Unit
State	Number of Properties	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Alabama	2	480	$1,662	$1,547	7.4%	$891	$959	-7.1%	$771	$588	31.1%	96.6%	94.0%	2.6%	$1,023	$988	3.6%
Arizona	2	866	3,536	3,081	14.8%	1,246	1,202	3.7%	2,290	1,879	21.9%	96.8%	94.9%	1.9%	1,268	1,151	10.2%
California	2	694	4,227	3,897	8.5%	1,546	1,669	-7.4%	2,681	2,228	20.3%	94.4%	93.5%	0.9%	2,046	1,933	5.9%
Colorado	4	1,016	4,741	4,591	3.3%	1,584	1,895	-16.4%	3,157	2,696	17.1%	92.5%	92.8%	-0.3%	1,542	1,452	6.2%
Florida	4	984	4,196	3,791	10.7%	1,860	1,897	-2.0%	2,336	1,894	23.3%	96.9%	94.5%	2.4%	1,310	1,237	5.9%
Georgia	7	1,790	7,985	7,537	5.9%	3,399	3,692	-7.9%	4,586	3,845	19.3%	95.1%	94.0%	1.1%	1,406	1,333	5.4%
Illinois	4	1,251	6,221	5,772	7.8%	2,631	2,766	-4.9%	3,590	3,006	19.4%	96.7%	92.3%	4.4%	1,599	1,535	4.2%
Minnesota	2	739	3,198	2,941	8.7%	1,407	1,540	-8.6%	1,791	1,401	27.8%	95.9%	94.6%	1.3%	1,347	1,288	4.6%
North Carolina	2	623	2,410	2,279	5.7%	989	1,059	-6.6%	1,421	1,220	16.5%	95.6%	95.6%	0.0%	1,245	1,183	5.2%
Ohio	1	156	765	654	17.0%	299	274	9.1%	466	380	22.6%	96.9%	89.3%	7.6%	1,290	1,274	1.3%
Oregon	2	545	2,480	2,306	7.5%	1,017	1,099	-7.5%	1,463	1,207	21.2%	95.9%	91.7%	4.2%	1,453	1,364	6.6%
Pennsylvania	1	133	645	608	6.1%	239	434	-44.9%	406	174	133.3%	96.7%	90.6%	6.1%	1,473	1,389	6.0%
Texas	13	4,769	18,345	17,478	5.0%	9,055	9,953	-9.0%	9,290	7,525	23.5%	93.7%	92.8%	0.9%	1,244	1,166	6.6%
Virginia	3	597	2,523	2,351	7.3%	1,182	1,209	-2.2%	1,341	1,142	17.4%	97.3%	95.3%	2.0%	1,288	1,249	3.1%

Total / Weighted Average	49	14,643	$62,934	$58,833	7.0%	$27,345	$29,648	-7.8%	$35,589	$29,185	21.9%	95.1%	93.4%	1.7%	$1,369	$1,293	5.9%

(1) Includes property operating expenses, real estate taxes and property management fees but excludes Non-Same Store expenses.

RESOURCE REIT, INC.

Supplemental and Combined Same Store Portfolio Net Operating Income by State

NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(Dollars in thousands, except rent per unit)			Rental Income			Property Operating Expenses (1)			Net Operating Income			Average Occupancy			Net Effective Rent Per Occupied Unit
State	Number of Properties	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Alabama	2	480	$4,920	$4,585	7.3%	$2,546	$2,467	3.2%	$2,374	$2,118	12.1%	96.3%	93.0%	3.3%	$1,012	$993	1.9%
Arizona	2	866	10,059	8,884	13.2%	3,516	3,422	2.7%	6,543	5,462	19.8%	96.8%	93.8%	3.0%	1,211	1,112	8.9%
California	2	694	12,180	11,821	3.0%	4,867	4,966	-2.0%	7,313	6,855	6.7%	94.9%	92.8%	2.1%	2,001	1,915	4.5%
Colorado	4	1,016	13,898	13,759	1.0%	4,779	5,085	-6.0%	9,119	8,674	5.1%	92.5%	91.6%	0.9%	1,517	1,488	1.9%
Florida	4	984	12,279	11,288	8.8%	5,626	5,591	0.6%	6,653	5,697	16.8%	96.8%	93.0%	3.8%	1,277	1,234	3.4%
Georgia	7	1,790	23,431	22,528	4.0%	10,329	10,699	-3.5%	13,102	11,829	10.8%	95.4%	93.0%	2.4%	1,379	1,351	2.1%
Illinois	4	1,251	18,134	17,256	5.1%	7,584	7,979	-5.0%	10,550	9,277	13.7%	96.1%	92.4%	3.7%	1,564	1,540	1.5%
Minnesota	2	739	9,217	8,995	2.5%	4,199	4,342	-3.3%	5,018	4,653	7.8%	95.7%	94.7%	1.0%	1,332	1,280	4.0%
North Carolina	2	623	6,974	6,703	4.0%	2,808	2,923	-3.9%	4,166	3,780	10.2%	94.0%	94.0%	0.0%	1,215	1,175	3.4%
Ohio	1	156	2,184	2,143	1.9%	889	866	2.7%	1,295	1,277	1.4%	93.4%	93.9%	-0.5%	1,269	1,267	0.1%
Oregon	2	545	7,227	7,000	3.2%	3,007	2,969	1.3%	4,220	4,031	4.7%	95.5%	92.5%	3.0%	1,417	1,399	1.2%
Pennsylvania	1	133	1,987	1,855	7.1%	1,019	1,077	-5.4%	968	778	24.4%	96.9%	91.3%	5.6%	1,458	1,405	3.7%
Texas	13	4,769	53,936	52,202	3.3%	27,617	28,581	-3.4%	26,319	23,621	11.4%	94.0%	92.6%	1.4%	1,217	1,185	2.6%
Virginia	3	597	7,453	6,946	7.3%	3,515	3,512	0.1%	3,938	3,434	14.7%	97.1%	95.1%	2.0%	1,269	1,231	3.1%

Total / Weighted Average	49	14,643	$183,879	$175,965	4.5%	$82,301	$84,479	-2.6%	$101,578	$91,486	11.0%	95.0%	92.9%	2.1%	$1,339	$1,301	3.0%

(1) Includes property operating expenses, real estate taxes and property management fees but excludes Non-Same Store expenses.

RESOURCE REIT, INC.

Supplemental Portfolio Information

THREE MONTHS ENDED SEPTEMBER 30, 2021

(Dollars in thousands, except rent per unit)				Net Effective
Property	Market	Number of Units	Year Built	Rent per Occupied Unit (1)	Revenue per Occupied Unit (2)	Average Occupancy
1000 Spalding	Atlanta, GA	252	1995	$1,408	$1,490	96.1%
81 Fifty at West Hills	Portland, OR	357	1985	1,435	1,594	96.9%
Adair off Addison	Dallas, TX	352	1980	1,228	1,355	95.8%
Addison at Sandy Springs	Sandy Springs, GA	236	1987	1,255	1,373	92.2%
Arcadia	Centennial , CO	300	1984	1,611	1,708	94.2%
Aston at Cinco Ranch	Katy, TX	228	2000	1,375	1,462	97.5%
Bay Club	Jacksonville, FL	220	1990	1,303	1,416	96.4%
Bristol Grapevine	Grapevine, TX	376	1978 - 1981	1,084	1,182	95.1%
Bryant at Yorba Linda	Yorba Linda, CA	400	1986	2,209	2,280	94.6%
Calloway at Las Colinas	Irving, TX	536	1984	1,145	1,281	91.5%
Courtney Meadows	Jacksonville, FL	276	2001	1,297	1,442	98.2%
Crosstown at Chapel Hill	Chapel Hill, NC	411	1990	1,230	1,327	96.0%
Estates at Johns Creek	John’s Creek , GA	403	1999	1,708	2,018	95.9%
Grand Reserve	Naperville, IL	319	1997	1,794	1,924	97.4%
Green Trails	Lisle, IL	440	1988	1,482	1,595	97.0%
Heritage Pointe	Gilbert, AZ	458	1989	1,244	1,371	96.7%
Indigo Creek	Glendale, AZ	408	1998	1,294	1,439	97.1%
Martin’s Point	Lombard, IL	256	1989	1,543	1,619	95.8%
Matthew’s Reserve	Matthews, NC	212	1998	1,276	1,382	95.0%
Maxwell Townhomes	San Antonio, TX	316	1983	1,108	1,239	87.8%
Meridian Pointe	Burnsville, MN	339	1989	1,399	1,500	94.9%
Montclair Terrace	Portland, OR	188	1968 - 2006	1,490	1,556	94.2%
Perimeter 5550	Atlanta, GA	165	1994	1,309	1,411	96.0%
Perimeter Circle	Atlanta, GA	194	1995	1,404	1,497	96.9%
Pines of York	Yorktown, VA	248	1976	1,079	1,182	98.0%
Point Bonita	Chula Vista, CA	294	1970 - 1988	1,823	1,988	94.2%
Providence in the Park	Arlington , TX	524	1997	1,330	1,440	89.5%
Ravina	Austin, TX	498	2001	1,320	1,484	97.6%
Retreat at Rocky Ridge	Birmingham, AL	206	1986	879	1,054	97.5%
Skyview	Westminster, CO	224	1985	1,314	1,463	84.0%
South Lamar Village	Austin, TX	208	1981	1,372	1,488	96.5%
Sunset Ridge	San Antonio, TX	324	1949	1,176	1,319	95.2%
Tech Center Square	Newport News, VA	208	1985	1,101	1,239	97.1%
Terraces at Lake Mary	Lake Mary, FL	284	1998	1,337	1,539	96.8%
The Brookwood Apartment Homes	Homewood, AL	274	1968	1,134	1,302	96.0%
The Cannery	Dayton, OH	156	1800s / 2011	1,290	1,687	96.9%
The Palmer at Las Colinas	Dallas, TX	476	1991	1,487	1,640	93.1%
The Summit	Alexandria, VA	141	1976	1,937	2,233	96.5%
The Westside Apartment Homes	Plano, TX	412	1984	1,193	1,317	93.6%
TrailPoint	The Woodlands, TX	271	1981	1,122	1,216	96.1%
Tramore Village	Austell, GA	324	1999	1,261	1,386	94.0%
Uptown Buckhead	Atlanta, GA	216	1989	1,287	1,417	95.7%
Verdant	Boulder , CO	216	1991	1,919	2,153	94.5%
Verona	Littleton, CO	276	1985	1,341	1,464	96.2%
Vista	Philadelphia , PA	133	1964	1,473	1,670	96.8%
Wimbledon Oaks	Arlington, TX	248	1986	1,163	1,244	94.4%
Windbrooke Crossing	Buffalo Grove, IL	236	1986	1,612	1,773	96.3%
Winthrop West	Riverview, FL	204	1990	1,299	1,455	96.3%
Woods at Burnsville	Burnsville, MN	400	1984	1,305	1,510	96.9%

Total / Weighted Average		14,643		$1,369	$1,508	95.1%

(1) Represents the average net effective rent per occupied unit.

(2) Represents total revenue per occupied unit.

RESOURCE REIT, INC.

Supplemental Mortgage Notes Payable Summary Information

AS OF SEPTEMBER 30, 2021

(Dollars in thousands)

Property	Type	Term	Outstanding	Interest	Maturity
		(months)	Principal (1)	Rate (2)	Date

1000 Spalding	Fixed	84	$35,035	2.51%	12/1/2027

Addison at Sandy Springs	Floating	84	22,000	1.84%	5/1/2025

Arcadia	Fixed	84	56,810	2.57%	12/1/2027

Bay Club	Floating	84	20,469	1.95%	8/1/2024

Bristol Grapevine	Floating	84	32,650	1.79%	5/1/2025

Bryant at Yorba Linda	Floating	84	74,637	2.33%	4/15/2027

Calloway at Las Colinas	Fixed	84	51,935	2.57%	12/1/2027

Courtney Meadows	Floating	84	26,037	1.92%	1/1/2025

Crosstown at Chapel Hill	Floating	84	42,477	1.85%	7/1/2025

Grand Reserve	Floating	120	47,845	1.80%	5/1/2028

Green Trails	Floating	84	58,512	2.07%	6/1/2024

Indigo Creek	Floating	84	38,732	2.01%	5/1/2024

Martin’s Point	Floating	84	28,721	1.94%	11/1/2024

Matthew’s Reserve	Fixed	84	23,850	4.47%	9/1/2025

Maxwell Townhomes	Fixed	120	12,258	4.32%	1/1/2022

Meridian Pointe	Floating	84	37,665	1.98%	8/1/2024

Perimeter 5550	Floating	84	20,630	1.58%	1/1/2026

Perimeter Circle	Floating	84	26,115	1.58%	1/1/2026

Pines of York	Fixed	120	13,541	4.46%	12/1/2021

Point Bonita	Fixed	120	24,898	5.33%	10/1/2023

Ravina	Fixed	120	24,935	3.76%	5/1/2022

Skyview	Floating	120	27,890	2.44%	10/1/2026

Sunset Ridge	Floating	84	28,600	2.42%	11/1/2027

Terraces at Lake Mary	Floating	84	30,800	1.99%	9/1/2024

The Brookwood Apartment Homes	Fixed	120	18,772	4.82%	11/1/2021

The Summit	Fixed	84	27,580	3.84%	7/1/2026

TrailPoint	Floating	120	17,159	2.49%	11/1/2023

Tramore Village	Floating	84	32,293	1.88%	4/1/2025

Verdant	Fixed	84	47,146	2.57%	12/1/2027

Wimbledon Oaks	Fixed	84	18,410	4.33%	3/1/2026

Windbrooke Crossing	Floating	84	35,767	2.77%	1/1/2024

Winthrop West	Fixed	84	21,760	4.36%	10/1/2025

Woods at Burnsville	Floating	84	36,216	2.21%	2/1/2024

Structured Credit Facility - Advance 1	Fixed	120	235,205	2.79%	2/1/2031

Structured Credit Facility - Advance 2	Fixed	84	235,205	2.62%	2/1/2028

Structured Credit Facility - Floating (3)	Floating	120	24,760	2.11%	2/1/2031

Total / Weighted Average			$1,557,315	2.60%

(1) Mortgage debt is non-recourse to the Company and encumbers the multifamily properties.

(2) At September 30, 2021, one-month LIBOR in effect was 0.08%.

(3) At September 30, 2021, one-month SOFR in effect was 0.05%.

RESOURCE REIT, INC.

Supplemental Debt Summary

AS OF SEPTEMBER 30, 2021 (Dollars in thousands)	Amount	Weighted Avg Rate	Type	Weighted Average Maturity

Debt:
Mortgage notes payable - variable rate	709,975	2.06%	Floating	3.93
Mortgage notes payable - fixed rate	847,340	3.04%	Fixed	6.20

Total Mortgage notes payable	1,557,315	2.60%		5.16

Unamortized premium / deferred financing costs	(6,851)

Total mortgage notes payable, net	1,550,464

Secured revolving credit facility (1)	-
Equity Capitalization - period end	1,500,671

Total Capitalization	$3,051,135

(1) Secured revolving credit facility has a total capacity of $100.0 million, including $15.0 million available in letters of credit, of which none was drawn as of September 30, 2021. Borrowings under the facility mature on May 20, 2024.

(2) As of September 30, 2021, the Company maintains 21 interest rate caps with a combined notional value of $724.9 million with strike prices ranging from 1.45% to 5.84% and maturity dates ranging from November 2021 to February 2026.

	Secured Fixed Debt	Secured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest rate

Debt Maturity Schedule:
2021	$32,313	$-	$32,313	2.1%	4.7%
2022	37,193	-	37,193	2.4%	3.9%
2023	24,898	17,159	42,057	2.7%	4.2%
2024	-	286,882	286,882	18.4%	2.1%
2025	45,610	155,457	201,067	12.9%	2.4%
2026	45,990	74,635	120,625	7.7%	2.7%
2027 +	661,336	175,842	837,178	53.8%	2.6%

Total	$847,340	$709,975	$1,557,315	100.0%	2.6%

RESOURCE REIT, INC.

Supplemental Debt Covenants and Encumbered Asset Information

AS OF SEPTEMBER 30, 2021

(Dollars in thousands)

Secured Revolving Credit Facility	Requirement	Actual	Compliance
Debt Covenant Summary:
Maximum total leverage ratio (1)	≤ 65%	53.5%	Yes
Minimum fixed charge coverage ratio (2)	≥ 1.35x	1.84x	Yes
Maximum secured recourse debt	≤ 5%	0.0%	Yes
Minimum tangible net worth	≥$678,834	$981,203	Yes

(1) Steps down to 60% after 18 months (beginning the third quarter of 2022).

(2) Steps up to 1.50x after 12 months (beginning the first quarter of 2022).

AS OF SEPTEMBER 30, 2021

(Dollars in thousands)

Encumbered Asset Information	Total Properties	Total Units	% of Total	Gross Assets (5)	Debt	LTV	Q3 2021 NOI	% of Total
Encumbered assets - Corporate Level Facility (3)	5	931	6.4%	$103,580	$-	0.0%	$2,064	5.8%
Encumbered assets - Property Level (4)	33	9,842	67.2%	1,816,893	1,062,145	58.5%	24,046	67.6%
Encumbered assets - Structured Credit Level Facility (4)	11	3,870	26.4%	656,263	495,170	75.5%	9,478	26.6%

	49	14,643	100.0%	$2,576,736	$1,557,315	60.4%	$35,589	100.0%

(3) Secured revolving credit facility is secured by a pledge of the equity interests of certain of the Company’s subsidiaries.

(4) Secured by mortgages.

(5) Gross asset calculation excludes goodwill, cash, prepaids and other assets recorded at our corporate level.

RESOURCE REIT, INC.

Supplemental and Combined Capital Analysis

(Dollars in thousands)			As of

	September 30, 2021		September 30, 2020		June 30, 2021

Capitalization:
NAV, per share	$9.06		$9.12		$9.06
Common shares & OP units outstanding	165,637		165,775		165,941

Market value of common equity	1,500,671		1,511,868		1,503,425
Preferred Operating Partnership Unit Liquidation Value	-		63,993		63,993

Equity capitalization	1,500,671		1,575,861		1,567,418

Total mortgage debt (1)	1,557,315		1,497,797		1,561,202
Secured revolving credit facility	-		-		-

Total debt outstanding	1,557,315		1,497,797		1,561,202
Less: Cash and cash equivalents	(107,224)		(103,846)		(174,604)

Total net debt	1,450,091		1,393,951		1,386,598

Total Enterprise Value	$2,950,762		$2,969,812		$2,954,016

Adjusted EBITDA (2)	$29,856		$21,894		$27,891

Total Net Debt / Adjusted EBITDA (3)	12.1	x	15.9	x	12.4	x
Total Net Debt / Enterprise Value	49.1%		46.9%		46.9%

(1) Total mortgage debt breakdown presented on pg. 21 for September 30, 2021.

(2) Adjusted EBITDA reconcilation presented on pg. 16.

(3) Adjusted EBITDA is shown on an annualized basis for periods shorter than one year.

RESOURCE REIT, INC.

Supplemental and Combined Capital Expenditures (1)

(Dollars in thousands, except per unit)	Three Months Ended September 30,		Nine Months Ended September 30,

	2021	2020	2021 (2)	2020

Total Same-Store properties / units	14,643	14,643	14,643	14,643

Recurring	$2,369	$1,301	$4,397	$3,543
Non-Recurring	890	1,521	4,469	3,263

Capital Expenditures - Same Store	$3,259	$2,822	$8,866	$6,806
Capital Expenditures, per unit - Same Store	$223	$193	$605	$465

Value Add	1,174	425	2,331	9,288

Total Capital Spend - Same Store	$4,433	$3,247	$11,197	$16,094
Total Capital Spend, per unit - Same Store	$303	$222	$765	$1,099

All properties / units	14,643	14,995	14,995	14,995

Recurring	$2,369	$1,338	$4,447	$3,642
Non-Recurring	890	1,521	4,481	3,271

Capital Expenditures - All	$3,259	$2,859	$8,928	$6,913
Capital Expenditures, per unit - All	$223	$191	$595	$461

Value Add	1,174	456	2,331	9,319

Total Capital Spend - All	$4,433	$3,315	$11,259	$16,232
Total Capital Spend, per unit - All	$303	$221	$751	$1,082

(1) The above table reflects total capital spent on fixed assets placed in service for the periods presented.

(2) Column includes total capital spent on fixed assets for Evergreen @ Coursey Place until its sale on 6/29/2021.

RESOURCE REIT, INC.

Non-GAAP Financial Measures and Other Definitions

Average Occupancy

Average occupancy represents the daily average occupied units for the reporting period divided by the total number of units, expressed as a percentage.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA represents net income (loss) (computed in accordance with GAAP) before interest expense, including amortization of deferred financing costs, income tax expense and depreciation and amortization expenses.

Adjusted EBITDA further excludes certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, transaction and related Merger costs and abandoned deal costs. The Company considers both EBITDA and Adjusted EBITDA to be appropriate supplemental measures of performance because they eliminate interest, income taxes, depreciation and amortization, other non-cash or non-operating gains and losses and one-time items which permit investors to view income from operations without these non-cash or non-operating items.

Funds From Operations (“FFO”) and Core FFO

FFO and Core FFO are non-GAAP financial performance measures. FFO is widely recognized as a measure of operating performance for a REIT. The Company uses FFO as defined by Nareit to be net income or loss, computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and after related adjustments for noncontrolling interests. The Company believes that FFO is helpful to investors and management as a measure of operating performance.

Core FFO includes certain adjustments to FFO for non-routine items or items not considered core to business operations. Core FFO adjusts FFO to exclude equity compensation expense, losses on extinguishment of debt and modification costs, transaction (including Self-Management) costs, amortization of deferred financing costs, amortization of intangible lease assets, debt premium or discount amortization, realized losses on fair value adjustments related to interest rate caps, and casualty gains and losses. The Company believes that Core FFO is helpful to investors and management as a measure of operating performance.

Generally Accepted Accounting Principles (“GAAP”)

The Company defines GAAP as generally accepted accounting principles in the United States.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.

RESOURCE REIT, INC.

Net Debt

Net debt is calculated as total debt less cash and cash equivalents. The Company believes that Net Debt is a helpful measure of its credit position and progress towards reducing overall leverage.

Supplemental and Combined Reconciliation of Debt to Net Debt

(Dollars in thousands)	As of
	September 30, 2021		September 30, 2020	June 30, 2021
Total mortgage debt	$1,557,315		$1,497,797	$1,561,202
Secured revolving credit facility	-		-	-
Total debt outstanding	1,557,315		1,497,797	1,561,202
Less: Cash and cash equivalents	(107,224)		(103,846)	(174,604)
Total net debt	$1,450,091		$1,393,951	$1,386,598

Adjusted EBITDA	$29,856		$21,894	$27,891
Total Net Debt / Adjusted EBITDA	12.1	x	15.9x	12.4x

Enterprise Value	$2,950,762		$2,969,812	$2,954,016
Total Net Debt / Enterprise Value	49.1%		46.9%	46.9%

Net Effective Rent Per Occupied Unit

Net effective rent per occupied unit represents the average of gross potential rent net of gain/loss to lease, less vacancy, non-revenue units and concessions, divided by the average occupancy (in units) for the period presented.

Net Operating Income (“NOI”)

NOI is a non-GAAP financial performance measure. The Company defines NOI as total property revenue less total property expenses, excluding interest expense, depreciation and amortization and non-recurring and recurring expenses that are not reflective of the continuing operations of the properties. The Company uses NOI to evaluate the performance of the portfolio on a Same Store and Non-Same Store basis because it reflects the core operations of property performance without the other corporate level and non-recurring items not related to the Company’s properties and their continuing operations. NOI should only be used as an alternative measure of performance.

Preferred OP Units

Preferred OP Units are the Series A Cumulative Participating Redeemable Preferred Units in RRE Opportunity II, LP, the Company’s operating partnership.

Same Store Properties and Same Store Portfolio

The Company defines Same Store properties as properties that were in the Company’s portfolio for the entirety of the comparative periods presented. The Company reviews the Same Store portfolio at the beginning of each calendar year and adds properties that were owned at the beginning of the previous year. Properties that have been sold are excluded from the Same Store portfolio. The Company believes this is helpful when comparing to prior period results.

RESOURCE REIT, INC.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and amortization, including fully depreciated real estate assets that are still in service. The following table provides a reconciliation of total assets to total gross assets.

(Dollars in thousands)	As of
	September 30, 2021	September 30, 2020	June 30, 2021
Total assets	$2,410,937	$2,107,133	$2,495,580
Plus: accumulated depreciation	327,426	442,984	304,558
Plus: accumulated amortization	34,553	48,972	33,373
Total gross assets	$2,772,916	$2,599,089	$2,833,511